Section 240.14a-101 Schedule 14A.
                    Information required in proxy statement.
                            Schedule 14A Information
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. 1)

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        Gyrodyne Company of America, Inc.
                        ---------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:


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     (2)  Aggregate number of securities to which transaction applies:


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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     ---------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:


     ---------------------------------------------------------------------------

     (5)  Total fee paid:


     ---------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


     ---------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:


     ---------------------------------------------------------------------------

     (3)  Filing Party:


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     (4)  Date Filed:


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

                        GYRODYNE COMPANY OF AMERICA, INC.
                             1 FLOWERFIELD, SUITE 24
                           SAINT JAMES, NEW YORK 11780

                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS
                                  TO BE HELD ON
                                December 5, 2007

TO THE SHAREHOLDERS OF GYRODYNE COMPANY OF AMERICA, INC.:

NOTICE IS HEREBY GIVEN, pursuant to the by-laws, that the Annual Meeting of Shareholders (the "Annual Meeting") of Gyrodyne Company of America, Inc. (the "Company") will be held at Flowerfield Celebrations, Mills Pond Road, Saint James, New York 11780, on December 5, 2007 at 11:00 a.m., Eastern Time.

The purpose of the Annual Meeting is to consider and vote upon the following matters:

     1. To elect three (3) directors to a three-year term of office, or until their successors shall be duly elected and qualified;

     2. To ratify the engagement of Holtz Rubenstein Reminick LLP, independent accountants, as auditors of the Company and its subsidiaries for the Fiscal Year ending December 31, 2007; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. By order of the Board of Directors, only shareholders of record at the close of business on October 22, 2007 are entitled to notice of and to vote at the Annual Meeting, or any adjournment thereof. Enclosed in this mailing are the Notice of the 2007 Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Attendance Registration Form.

To obtain an admittance card for the Annual Meeting, please complete the enclosed Attendance Registration Form and return it with your Proxy Card. If your shares are held by a bank or broker, you may obtain an admittance card by returning the Attendance Registration Form they forwarded to you. If you do not receive an Attendance Registration Form, you may obtain an admittance card by sending a written request, accompanied by proof of share ownership, to the undersigned. For your convenience, we recommend that you bring your admittance card to the

Annual Meeting so you can avoid registration and proceed directly to the Annual Meeting. However, if you do not have an admittance card by the time of the Annual Meeting, please bring proof of share ownership to the registration area where our staff will assist you.


                                       By Order of the Board of Directors,


                                       Peter Pitsiokos
                                       Corporate Secretary

October 29, 2007

                             YOUR VOTE IS IMPORTANT

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, WE ENCOURAGE YOU TO SIGN, DATE AND PROMPTLY RETURN THE PROXY IN THE ENCLOSED ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING. GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING, BUT WILL HELP ASSURE A QUORUM AND AVOID FURTHER PROXY SOLICITATION COSTS. ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO SHAREHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY. FOR IDENTIFICATION PURPOSES, "STREET NAME" SHAREHOLDERS WILL NEED TO BRING A COPY OF A BROKERAGE STATEMENT REFLECTING STOCK OWNERSHIP AS OF THE RECORD DATE.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                December 5, 2007


                                     GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Gyrodyne Company of America, Inc. ("Gyrodyne" or the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held Wednesday, December 5, 2007 at 11:00 a.m., Eastern Time, at Flowerfield Celebrations, Mills Pond Road, Saint James, New York 11780 and at any and all adjournments thereof.


                          VOTING SECURITIES AND PROXIES

The Board has fixed the close of business on October 22, 2007 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The securities which may be voted at the Annual Meeting consist of shares of common stock, par value $1.00 per share, of the Company (the "Common Stock"). Holders of Common Stock are entitled to one vote per share. Shareholders do not have cumulative voting rights. It is necessary for a quorum that record holders of a majority of the shares outstanding and entitled to vote as of the Record Date be represented by proxy or in person at the Annual Meeting. The number of shares of Common Stock, the Company's only authorized class of stock, outstanding on the Record Date was 1,289,878. This Proxy Statement and the enclosed proxy card were mailed starting on or about October 29, 2007.

At the Annual Meeting, shareholders will consider and vote upon the following matters: (i) the election of three (3) directors to a three-year term of office,
(ii) the ratification of the engagement of independent accountants for the Company for the fiscal year ending December 31, 2007, and (iii) such other matters as may properly come before the meeting.

Proxies solicited by the Board will be voted in accordance with the instructions given therein. Where no instructions are indicated, proxies will be voted "FOR" the election of the nominees for director and "FOR" the ratification of the engagement of independent accountants. Directors shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. The proposal to ratify the appointment of independent accountants will be decided by a majority of the votes cast in favor of or against the proposal by the holders of shares entitled to vote. A shareholder who abstains from voting on the proposal to ratify the appointment of independent accountants will be included in the number of shareholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted, however, either in favor of or against the election of the nominees or the proposal to ratify the appointment of independent accountants. Brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion, to the extent permitted under the rules of the National Association of Securities Dealers. Broker non-votes will be included in determining the presence of a quorum, but will not be counted in determining whether a matter has been approved. If you do not return your duly signed proxy card, your shares cannot be voted unless you attend the Annual Meeting and vote in person or present a duly signed proxy at the Annual Meeting. Proxies solicited hereby will be tabulated by inspectors of election designated by the Board of Directors, who will not be directors or officers of the Company. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

The Company received a letter from Full Value Partners L.P. ("Full Value Partners"), a shareholder of the Company, in August 2007 which states that at the 2007 Annual Meeting, Full Value Partners intends to nominate three persons for election as directors of the Company and also to propose that the Company terminate its Shareholder Rights Plan. After receiving the letter from Full Value Partners, the Company indicated to Full Value Partners that in light of Full Value Partners' significant share ownership position and in order to avoid the cost and expense of a proxy contest, the Company would be prepared to offer Full Value Partners one seat on the Board. Full Value Partners rejected this offer and indicated that it believed it should have more than one seat on the Board. The Company does not currently know whether Full Value Partners will nominate such persons or present such proposal at the Annual Meeting. If such proposal is properly presented at the Annual Meeting, it is intended that the shares represented by proxies solicited by the Board will be voted "AGAINST" their proposal to terminate the Shareholder Rights Plan.

The Company's Board of Directors urges you to discard any proxy materials and proxy card that you may receive from Full Value Partners, and to vote as follows on the white proxy card enclosed with this Proxy Statement:

     "FOR" the Board's nominees for director; and

     "FOR" the ratification of Holtz Rubenstein Reminick LLP as the Company's auditors for 2007.

At the time this Proxy Statement was mailed to shareholders, management was not aware of any matter other than the matters described above that would be presented for action at the Annual Meeting. The shares shall be voted in the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment thereof.

In addition to sending you these materials, some of the Company's directors and officers as well as management and non-management employees may contact you by telephone, mail, e-mail, or in person. You may also be solicited by means of press releases issued by the Company, postings on the Company's website, www.gyrodyne.com, and advertisements in periodicals. None of the Company's officers or employees will receive any extra compensation for soliciting you. The Company has retained MacKenzie Partners, Inc. to assist the Company in soliciting your proxy for an estimated fee of $67,500 plus reasonable out-of-pocket expenses. MacKenzie Partners expects that approximately 25 of its employees will assist in the solicitation. MacKenzie Partners will ask brokerage houses and other custodians and nominees whether other persons are beneficial owners of Gyrodyne common stock. If so, the Company will reimburse banks, nominees, fiduciaries, brokers and other custodians for their costs of sending the proxy materials to the beneficial owners of Gyrodyne common stock. The Company's expenses related to the solicitation in excess of those normally spent for an annual meeting with an uncontested director election and excluding salaries and wages of the Company's regular employees and officers are expected to be approximately $270,000, of which approximately $108,000 has been spent to date. Appendix A sets forth information relating to the Company's directors, director nominees, officers, and employees who are considered "participants" in the solicitation under the rules of the SEC by reason of their position as directors or director nominees or because they may be soliciting proxies on the Company's behalf.

Any shareholder executing the enclosed proxy has the right to revoke it at any time prior to its exercise by delivering to the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to attend the Annual Meeting and to vote personally at the Annual Meeting.

           CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS
                             IN THIS PROXY STATEMENT

     This Proxy Statement and the documents incorporated by reference into this Proxy Statement contain forward-looking statements about Gyrodyne within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Statements containing the words "believes," "anticipates," "estimates," "expects," "intends," "plans," "seeks," "will," "may," "should," "would," "projects," "predicts," "continues" and similar expressions or the negative of these terms constitute forward-looking statements that involve risks and uncertainties. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and they are included in this Proxy Statement for the purpose of invoking these safe harbor provisions. Such statements are based on current expectations and are subject to risks, uncertainties and changes in condition, significance, value and effect. Such risks, uncertainties and changes in condition, significance, value and effect could cause Gyrodyne's actual results to differ materially from those anticipated events, such as the effect of economic and business conditions, risks inherent in the Long Island, New York and Palm Beach County, Florida real estate markets, the ability to obtain additional capital to develop the Company's existing real estate and other risks detailed from time to time in the Company's SEC reports. Except as may be required under federal law, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur.

         DISCUSSION OF PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

     The By-Laws of the Company provide that there shall be not less than three
(3), nor more than nineteen (19), directors. The Board is divided into three (3) classes of directors serving staggered terms of office with each class to consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. Upon the expiration of the term of office for a class of directors, the nominees for that class are elected for a three (3) year term to serve until the election and qualification of their successors. At the Annual Meeting, three (3) directors of the Company are to be elected to three-year terms, each to serve until his or her successor is elected and has been qualified. The Board of Directors of the Company has nominated Ronald J. Macklin, Stephen V. Maroney and Philip F. Palmedo to three (3) year terms, upon the recommendation of our Nominating Committee. All three nominees are members of the present Board of Directors of the Company, with terms expiring at the Annual Meeting. Each properly executed proxy received will be voted in accordance with the instruction given therein. Where no instructions are indicated, proxies will be voted "FOR" the election of the foregoing three
(3) nominees as directors to serve three-year terms or until their respective successors shall be elected and shall qualify. The nominees have consented to be named as nominees in the Proxy Statement and to serve as directors if elected.

Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board.

Information concerning the nominees and continuing directors of the Company, showing the year when first elected as a director of the Company, the age, principal occupation and principal affiliations for at least the last five years, is as follows.

Nominees for Election at the Annual Meeting
-------------------------------------------

                                          Business Experience and                                  Director             Term
        Name                               Current Directorships                      Age           Since             Expiring
        ----                               ---------------------                      ---           -----             --------

Ronald J. Macklin          Assistant General Counsel, National Grid USA, October       45            2003               2007
                           2003 to present; various positions within the Office
                           of General Counsel of Keyspan Corporation, 1991 to
                           October 2003.

                                          Business Experience and                                  Director             Term
        Name                               Current Directorships                      Age           Since             Expiring
        ----                               ---------------------                      ---           -----             --------

Stephen V. Maroney         President, CEO and Treasurer of the Company, March          65            1996               2007
                           14, 1999 to present; Director of real estate
                           development for the Company, June 1996 to March 1999;
                           former President of Extebank, a Long Island based
                           commercial bank.

Philip F. Palmedo          Managing Director and Chairman of Kepler Asset              73            1996               2007
                           Management, 2004 to present; Chairman of the Board,
                           International Resources Group, 1978 to present;
                           Director, EHR Investments, 2001 to present;
                           President, Palmedo Associates, 1980 to present;
                           Director, Stony Brook Foundation, 1990 until 2005.

Incumbent Directors - Terms Expiring 2008
-----------------------------------------

                                          Business Experience and                                  Director             Term
        Name                               Current Directorships                      Age           Since             Expiring
        ----                               ---------------------                      ---           -----             --------

Robert H. Beyer            Management and Sales Consultant for more than the           74            1977               2008
                           past five years; Naval Air Systems Command Engineer
                           prior to retirement in 1998; Captain, United States
                           Naval Reserves, prior to retirement in 1993;
                           Technical Representative for the Company's former
                           helicopter subsidiary until 1973.

Elliot H. Levine           Senior member, Levine & Seltzer LLP, certified public       54            2004               2008
                           accountants, from January 1992 to present.

Incumbent Directors - Terms Expiring 2009
-----------------------------------------

                                          Business Experience and                                  Director             Term
        Name                               Current Directorships                      Age           Since             Expiring
        ----                               ---------------------                      ---           -----             --------

Paul L. Lamb               Chairman of the Board of Directors of the Company           62            1997               2009
                           from March 1999 to present; Partner, Lamb & Barnosky,
                           LLP since 1984.

Richard B. Smith           Vice President, Commercial Banking Division, First          53            2002               2009
                           National Bank of Long Island, February 2006 to
                           present; Senior Vice President for Private Banking,
                           Suffolk County National Bank, May 2000 to February
                           2005; District Manager for Private Banking, Key Bank,
                           January 1989 to May 2000; Mayor of the Incorporated
                           Village of Nissequogue, New York, 2001 to present;
                           Trustee of Smithtown Historical Society, 1987 to
                           present; Trustee of St. Catherine's Medical Center,
                           2003 to present.

Nader G.M. Salour          Principal, Cypress Realty of Florida, September 2000        49            2006               2009
                           to present; President, Abacoa Development Company,
                           June 1996 to June 2006; Director, Abacoa Partnership
                           for Community, December 1997 to present.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
        THE ELECTION OF THE NOMINEES FOR DIRECTOR. THIS IS IDENTIFIED AS
                       ITEM 1 ON THE ENCLOSED PROXY CARD.

                ------------------------------------------------

The Company's Secretary received a letter dated August 7, 2007 from Full Value Partners L.P. which states that at the 2007 Annual Meeting, Full Value Partners intends to nominate three persons (Phillip Goldstein, Timothy Brog and Andrew Dakos) for election as directors of the Company and to propose that the Company's Shareholder Rights Plan be terminated.

If you receive proxy solicitation materials and a proxy card from Full Value Partners, Mr. Goldstein, Mr. Brog or Mr. Dakos, our Board of Directors recommends that you discard such materials. Our Board urges shareholders not to vote for the Full Value Partners' nominees and not to return any proxy cards sent to shareholders by Full Value Partners or their nominees.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Shareholders

     The following table contains common stock ownership information for persons, other than the Company's directors and executive officers, known by the Company to own beneficially more than 5% of the Company's common stock, par value $1.00 per share (the "Common Stock"), as of October 1, 2007. In general, beneficial ownership includes those shares that a person has the power to vote, sell or otherwise dispose of. Beneficial ownership disclosure rules require registrants to include in common stock ownership information that number of shares which an individual has the right to acquire within 60 days (such as stock options) of the date this table was prepared; none of the persons included in the following table have any such rights. Two or more persons may be considered the beneficial owner of the same shares. We obtained the information provided in the following table from filings with the SEC and from information otherwise provided to the Company. In this Proxy Statement, "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose or direct the disposition of shares.

                                         Type of        Number of     Percent of
        Name and Address                Ownership      Shares Owned     Class
        ----------------                ---------      ------------     -----
Bulldog Investors                       Beneficial      224,816 (1)     17.43%
Phillip Goldstein
Andrew Dakos
60 Heritage Drive
Pleasantville, NY 10570

Gerard Scollan                          Beneficial      91,095 (2)       7.06%
80 Browns River Road
Sayville, NY 11782

River Road Asset Management, LLC        Beneficial      79,497 (3)       6.16%
462 South Fourth Street, Suite 1600
Louisville, KY 40207

AmTrust Capital Management, Inc.        Beneficial      75,959 (4)       5.89%
Jan Loeb
10451 Mill Run Circle
Owings Mills, MD 21117

(1) Based upon Amendment No. 7 to Schedule 13D jointly filed with the Securities and Exchange Commission on August 17, 2007 by Bulldog Investors, Phillip Goldstein and Andrew Dakos. Bulldog Investors, a group of investment funds, Phillip Goldstein and Andrew Dakos beneficially own an aggregate of 224,816 shares of Common Stock or 17.43% of the outstanding shares. Power to dispose and vote securities resides either with Mr. Goldstein, Mr. Dakos or with clients.

(2) Includes 88,840 shares of Common Stock held by Lovin Oven Catering of Suffolk, Inc., of which Mr. Scollan is the majority shareholder.

(3) On February 9, 2007, River Road Asset Management, LLC filed a Schedule 13G with the Securities and Exchange Commission stating that it is the beneficial owner, with sole power to dispose or to direct the disposition of 79,497 shares of Common Stock and the sole power to vote or direct the vote of 53,572 shares.

(4)  On July 17, 2007, AmTrust Capital Management, Inc. and Jan Loeb filed a
     Schedule 13G with the Securities and Exchange Commission stating that each reporting person beneficially owns 75,959 shares of Common Stock with the sole power to vote or direct the vote and to dispose or direct the disposition of all shares.


Security Ownership of Directors and Executive Officers

     The following table sets forth as of October 1, 2007 the outstanding voting securities beneficially owned by the directors and executive officers individually and the number of shares owned by directors and executive officers as a group. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of Common Stock listed next to their name.

        Name, Positions with the              Amount and Nature of          Percentage of
           Company and Address                Beneficial Ownership (1)    Common Stock Owned
           -------------------                --------------------        ------------------

Stephen V. Maroney, President, CEO,                 81,087 (2)                    6.29%
Treasurer and Director
c/o Gyrodyne Company of America, Inc.
1 Flowerfield, Suite 24
St. James, NY 11780

Paul L. Lamb, Chairman of the Board of              24,364 (3)                    1.89%
Directors
c/o Lamb & Barnosky, LLP
534 Broadhollow Road
Melville, NY 11747

Peter Pitsiokos, Chief Operating Officer,           16,175 (4)                    1.25%
Chief Compliance Officer and Secretary
c/o Gyrodyne Company of America, Inc.
1 Flowerfield, Suite 24
St. James, NY 11780

Robert H. Beyer, Director                           13,802 (5)                    1.07%
10505 Indigo Lane
Fairfax, Virginia 22032

Philip F. Palmedo, Director                         12,749                          *
4 Piper Lane
St. James, NY 11780

Richard B. Smith, Director                           1,000                          *
111 Boney Lane
Nissequogue, NY 11780

Nader G.M. Salour                                      400                          *
c/o Cypress Realty of Florida, LLC
1200 University Boulevard
Suite 210
Jupiter, FL 33458

Ronald J. Macklin, Director                            200                          *
c/o Keyspan Corporate Services
175 E. Old Country Road
Hicksville, NY 11801

Elliot H. Levine, Director                               0                          *
c/o Levine & Seltzer, LLP
150 East 52nd Street
New York, NY 10022

All Directors and Executive Officers as a
Group (Nine (9) Persons)                           149,777                      11.61% (6)

* Less than one percent of the total shares of outstanding stock.

(1)  For a definition of "beneficial ownership" see "Principal Shareholders."

(2) On March 29, 2007, Stephen V. Maroney filed a Schedule 13D with the Securities and Exchange Commission stating that he and his spouse jointly and beneficially own and have shared power to vote and to dispose of 81,087 shares of Gyrodyne stock. Mr. Maroney has pledged 20,000 shares of Common Stock as security.

(3) Includes 14,747 shares held by Lamb & Barnosky, LLP Profit Sharing Trust and 500 shares held by the Paul L. Lamb, P.C. Defined Benefit Plan. Mr. Lamb is a Trustee of the Profit Sharing Trust and the Defined Benefit Plan.

(4) Does not include his wife's and minor children's ownership of 1,089 shares in which he denies any beneficial interest. Mr. Pitsiokos has pledged 3,000 shares of Common Stock as security.

(5) Does not include his wife's ownership of 1,301 shares in which he denies any beneficial interest.

(6) The percent of class is calculated on the basis of the number of shares outstanding, which is 1,289,878 as of October 1, 2007.

             INFORMATION ABOUT THE BOARD OF DIRECTORS AND MANAGEMENT

Board Meeting Attendance

     There were nine regular and special meetings of the Board of Directors during the eight month transition period ended December 31, 2006. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and meetings held by all committees of the Board on which such director served during the transition period.

Independence

     The majority of the members of the Board of Directors are independent directors as defined by the listing requirements of the NASDAQ Stock Market. Such independent directors are Messrs. Beyer, Lamb, Levine, Macklin, Palmedo, Salour and Smith.

Committees

     The Board of Directors of the Company has established the following committees:

     The Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, and its current members are Messrs. Smith (Chairman), Levine and Macklin. The Audit Committee meets with the Company's independent auditors quarterly to review financial results, audited financial statements, internal financial controls and procedures and audit plans and recommendations. The Audit Committee also recommends the selection, retention or termination of the Company's independent auditors, approves services to be provided by the independent public accountants and evaluates the possible effect the performance of such services will have on the accountants' independence. The Company has adopted a written charter for the Audit Committee, which is available on the Company's website, www.gyrodyne.com. All of the members of the Audit Committee are independent directors as defined by the listing requirements of the NASDAQ Stock Market. The Audit Committee met seven (7) times during the eight month transition period ended December 31, 2006. All members of the Audit Committee are "financially literate" and have been determined to be "independent" within the meaning of SEC regulations and NASDAQ rules. The Board has determined that at least one member, Mr. Levine, a certified public accountant, qualifies as an "audit committee financial expert" as a result of relevant experience as a partner in the accounting firm of Levine & Seltzer, LLP, over ten years of accounting experience as a partner and director of taxes at Leslie Sufrin & Co. P.C. and several other years of experience in the field of public accounting.

     The Compensation Committee of the Company's Board of Directors consists of directors Ronald Macklin (Chairman), Nader Salour and Philip Palmedo all of whom the Board has determined are independent pursuant to NASDAQ rules. The Compensation Committee oversees and administers the Company's executive compensation programs and is therefore responsible for establishing guidelines and making recommendations for all compensation paid to executive officers. The Compensation Committee does not have a charter. The Company's compensation policies for executives are intended to further the interests of the Company and its shareholders by encouraging growth of its business through securing, retaining and motivating management employees of high caliber who possess the skills necessary for the development and growth of the Company. The Compensation Committee also negotiates the terms of all employment contracts with executive officers which include compensation arrangements designed to reward management for achieving certain performance goals and which are revisited on an as needed basis. The Compensation Committee did not meet during the eight month transition period ended December 31, 2006.

     The Nominating Committee consists entirely of non-employee directors and recommends guidelines to the Board regarding the size and composition of the Board and criteria for the selection of nominees. It also recommends the slate of director nominees to be included in the Proxy Statement and recommends candidates for vacancies which may occur. The Nominating Committee has a written charter, which is available on the Company's website, www.gyrodyne.com. Each member of the Nominating Committee is an independent director as defined by the listing standards of the NASDAQ Stock Market. The Nominating Committee will accept for consideration shareholders' nominations for directors if made in writing. The nominee's written consent to the nomination and sufficient background information on the candidate must be included to enable the Committee to make proper judgments as to his or her qualifications. Nominations must be addressed to the Secretary of the Company at the Company's headquarters and must be received no later than the deadline for submissions of shareholders' proposals in order to be considered for the next annual election of directors. The Nominating Committee believes that having directors with relevant experience in business and industry (in particular, the real estate industry) is beneficial and the Committee seeks to monitor the skills and experience of the Company's directors. All identified candidates, including shareholder-proposed candidates, are evaluated by the Committee using generally the same methods and criteria, although those methods and criteria are not standardized and may vary from time-to-time. The Company typically engages the services of third parties to perform background examinations of potential nominees, for which the Company pays a fee, in order to assist the Nominating Committee in its evaluation. The Committee met twice during the eight month transition period ended December 31, 2006 and its members currently are Mr. Beyer (Chairman), Mr. Levine and Mr. Smith.

Communication with the Board of Directors

     The Board does not currently provide a process for shareholders to send communications to the Board or any of the directors. The Company believes that senior management, as opposed to individual directors, provides the public voice of the Company, and that shareholders can effectively communicate with the Company by contacting the management of the Company through either regular mail, email or in person. Shareholders also have meaningful access to the Board through the shareholder proposal process, which is described below.

Attendance Policy for Directors at Annual Shareholder Meetings

     The Company encourages, but does not require, all of its directors to attend annual shareholders meetings of the Company. Last year all of the directors were in attendance at the annual meeting of the Company's shareholders.

                          REPORT OF THE AUDIT COMMITTEE

     This Report of the Audit Committee of the Board of Directors does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of the Company's other filings under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this Report by reference in such other filings. Pursuant to rules of the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc., the Audit Committee of Gyrodyne Company of America, Inc. has issued the following report and affirmed that:

(i) We have reviewed and discussed with management the audited financial statements for the eight month transition period ended December 31, 2006.

(ii) We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 pertaining to communications with Audit Committees, as may be modified or supplemented.

(iii) We have received from the Company's independent accountants the written disclosures and the letter regarding the auditors' independence as required by Independence Standards Board Standard No. 1 and we have discussed with the independent accountant their independence with respect to the Company.

(iv) Based on the review and discussions referred to above, we recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the eight month transition period ended December 31, 2006 for filing with the SEC.

(v) All of the members of the Company's Audit Committee qualify as being independent as defined in the applicable listing standards issued by NASDAQ.

(vi) The Board of Directors has adopted a written charter for the Audit
     Committee.

                                    Members of the Committee
                                    ------------------------

                                    Richard B. Smith (Chairman)
                                    Elliot H. Levine
                                    Ronald J. Macklin

       EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES WHO ARE NOT DIRECTORS

     Peter Pitsiokos, age 48, has served as Executive Vice President and Secretary for more than the past five years, as Chief Operating Officer and Chief Compliance Officer since 2004 and as General Counsel from November 1992 until 2004. Mr. Pitsiokos was formerly the Executive Assistant District Attorney in Suffolk County, New York. He also served as the Assistant Director of Economic Development and the Director of Water Resources in the Town of Brookhaven.

     Frank D'Alessandro, age 61, joined the Company in March 1997 as its Controller. Prior to joining the Company, he was Controller of Cornucopia Pet Foods Inc., a distributor of all natural pet foods. Previous to that he spent many years in various financial positions. Mr. D'Alessandro holds an MBA degree in Finance as well as a BBA in Accounting, both from Hofstra University.

                             EXECUTIVE COMPENSATION

(a) COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis ("CD&A) describes the Company's compensation philosophy and policies as they apply to the Company's named executive officers, who are Stephen V. Maroney, President, Chief Executive Officer and Treasurer, and Peter Pitsiokos, Executive Vice President, Chief Operating Officer, Chief Compliance Officer and Secretary. The CD&A explains the structure and rationale associated with each material element of the named executive officers' total compensation, and it provides important context for the more detailed disclosure tables and specific compensation amounts provided following the CD&A.

Objectives of the Company's Compensation Program

The Company's compensation program for executives is intended to motivate and retain key executives to manage the business affairs of the Company in the best interests of the Company and its shareholders. Beginning in 2006, the overriding objective of the Company's executive compensation program has been to incentivize management to carry out the Company's strategic plan for the future direction of the Company. The goal of the strategic plan, which was first announced at the Company's annual shareholders meeting in December 2005, is to position the Company so that it is best able to achieve one or more shareholder liquidity events in a reasonable period of time that would put the maximum amount of cash or marketable securities in the hands of the Company's shareholders in a tax efficient manner. The plan calls for achieving this objective by pursuing a conversion to a real estate investment trust ("REIT"), disposition and redeployment of the assets of the Company in a tax efficient manner, maximization of the value for the remaining 68 acres at Flowerfield, and vigorous pursuit of maximum value from the State of New York for the 245.5 acres of Flowerfield taken by eminent domain. The Company believes that its executive compensation arrangements align executives' incentives with the creation of shareholder value.

What the Company's Compensation Program is Designed to Reward

The Company's compensation program is designed to reward its executive officers for their contributions in implementing the Company's strategic plan, consisting of the following:

     o Redevelopment of the remaining 68 acre parcel not taken in condemnation by the State University of New York ("SUNY").

     o Investing the $26.3 million received by the Company as an advanced payment for the taking of approximately 246 acres by SUNY in REIT qualified short term liquid investments and in real estate assets consistent with the benefits of a tax efficient exchange under section 1033 of the Internal Revenue Code.

     o Prosecution of litigation with SUNY in the Court of Claims for just compensation for the property taken by eminent domain.

     o Monitoring the Company's limited partnership interest in Callery-Judge Grove, L.P. which owns a 3,500+ acre citrus grove in Florida which is the subject of a major development plan.

     o    Effective management of the Company's rental properties.

The Company's compensation program is also designed to reward its executive officers for increasing rental income and reducing costs of operation.

Role of the Compensation Committee

The Executive Compensation Committee (the "Compensation Committee") oversees and administers the Company's executive compensation programs and is therefore responsible for establishing guidelines for all compensation paid to executive officers. The Compensation Committee recognizes that a variety of events and circumstances might influence an individual's performance or that of the Company itself. As a result, the Compensation Committee carefully considers all relevant events and circumstances in making its compensation decisions in order to ensure that the appropriate relationship exists between executive compensation and corporate performance. The Compensation Committee consists entirely of non-employee directors and its members currently are Ronald J. Macklin (Chairman), Philip Palmedo and Nader G.M. Salour. No member of the Compensation Committee is or was formerly an officer or employee of the Company or any of its subsidiaries. The Compensation Committee is responsible for making recommendations to the Board with respect to compensation for executive officers and the Company's incentive compensation plan. The Committee also negotiates the terms of all employment contracts with executive officers which include compensation arrangements designed to reward management for achieving certain performance goals and which are revisited on an as needed basis.

Compensation Components

The Company's executive compensation program consists of three key elements: base salary, discretionary bonus and incentive compensation upon a change-in-control. The executive officers have also received stock options under the Company's incentive stock option plan which expired in October 2003. All options authorized under the plan have been granted, and all such options have either expired or been exercised as of March 20, 2007. The Company is not currently evaluating or proposing the establishment of any new stock option or long-term incentive plans.

Base Salary

The Compensation Committee determines the base salary of each named executive officer based on his position and responsibility. In setting and adjusting base salary levels for each individual executive, the Compensation Committee considers factors such as the executive's scope of responsibility, the executive's performance, the performance of the Company, future potential and the executive's total compensation, both individually and relative to each other. In making salary decisions, the Compensation Committee exercises its best judgment using no specific weights for the previously discussed factors. The Compensation Committee historically has not considered benchmarks of comparable positions at other companies because it does not believe there are companies similarly situated with the Company that would provide meaningful comparisons. The Committee typically considers base salary levels annually as part of its review of performance and from time to time upon a promotion or other change in job responsibilities. Based primarily upon the Compensation Committee's recommendations, the Board approved as of January 1, 2006, base salary for the Company's two executive officers, Stephen Maroney and Peter Pitsiokos, in the amount of $220,000 (an increase of $10,500) and $160,790 (an increase of $8,290), respectively.

Discretionary Bonus

The cash bonus component of executive compensation reflects the Company's belief that a portion of overall compensation should be discretionary and linked to performance. Annual discretionary cash bonus awards are intended to reward achievement of stated corporate and personal performance goals and provide an incentive for prospective performance. Achievement of these performance goals is measured by progress made in advancing the components of the Company's strategic plan, namely conversion to a REIT, redeployment of the Company's assets in a tax efficient manner, implementation of the Company's redevelopment plans for the remaining 68 acres at Flowerfield and pursuit of maximum value from the State of New York for the 245.5 acres of Flowerfield taken by eminent domain. As of January 1, 2006, the Board approved, based primarily upon the recommendation of the Compensation Committee, cash bonuses of $11,000 and $8,290 for Mr. Maroney and Mr. Pitsiokos, respectively, which were paid on or prior to February 15, 2006.

Incentive Compensation Upon a Change-in-Control

The Company established an incentive compensation plan in 1999 (the "1999 Plan") for all full-time employees and members of the Board. The rationale for establishment of the 1999 Plan was that providing severance in a change-in-control situation is beneficial to shareholders because it encourages management and the Board to remain impartial when evaluating a transaction that may be beneficial to shareholders yet could negatively impact the continued employment or board position of an executive or director, and that it promotes long term value maximization. Except in the case of death, the benefits of the 1999 Plan are realized only upon a change-in-control of the Company. Change-in-control is defined as the accumulation by any person, entity or group of 30% or more of the combined voting power of the Company's voting stock or the occurrence of certain other specified events. In the event of a change-in-control, the 1999 Plan provides for a cash payment equal to the difference between the 1999 Plan's "establishment date" price of $15.39 per share and the per share price of the Common Stock on the closing date, equivalent to 110,000 shares of Common Stock, such number of shares and "establishment date" price per share subject to adjustments to reflect changes in capitalization. The payment amount would be distributed to eligible participants based upon their respective weighted percentages (ranging from 0.5% to 18.5%). Messrs. Maroney and Pitsiokos are currently entitled to 18.5% and 13.5%, respectively, of any distribution under the 1999 Plan with the balance being distributable to other eligible employees (11.5%), members of the Board of Directors (52.5%) and the Chairman of the Board (4%). There are currently 110,000 units granted under the 1999 Plan, equal to 110,000 shares of Common Stock. A participant would also be entitled to a payment on the spread of their units in the event of death. The Compensation Committee has been considering the application of Section 409A of the Internal Revenue Code to the 1999 Plan and expects to continue to evaluate the 1999 Plan to determine if any changes are required by December 31, 2007 in order to comply with the provisions of Section 409A.

Stock Option Plan

In 1993, the Company's shareholders adopted a Stock Incentive Plan (the "Stock Plan") under which participants could be granted incentive stock options ("ISOs"), non-qualified stock options ("NQSOs") and stock grants. The purpose of the Stock Plan was to promote the overall financial objectives of the Company and the shareholders by motivating those persons selected to participate in the Stock Plan to achieve growth in shareholder value and retain the association of those individuals who were perceived as important in achieving the growth of the Company. The Stock Plan expired in 2003. There are no remaining shares or rights available for issuance under the Stock Plan. No options or stock grants were available for granting in 2006.

Severance and Change in Control Benefits

The executive officers are covered by employment agreements which specifically provide for a severance payment equivalent to three years salary and certain other benefits as outlined in the table below in the event of a change in control, termination by the Company without cause, or by the executive officer for good reason. Under the terms of each employment agreement, the executive officer's employment term is extended at the end of each day, to automatically add an additional day, so that the remaining three-year employment term is always outstanding. Nevertheless, the employment term terminates three years after delivery of written notice by either the Company or the executive officer to the other party.

The primary reasons for providing severance and change-in-control benefits for the executive officers are to retain the executives and their talents and to encourage them to remain impartial when evaluating a transaction that may be beneficial to shareholders yet could negatively impact continued employment. As a result of the enactment of Section 409A of the Internal Revenue Code, the Company may seek to modify the employment agreements so that they are in compliance.

Employment Agreements

The Company is a party to an Employment Agreement with each of Mr. Maroney and Mr. Pitsiokos. The Employment Agreements provide for an annual base salary and discretionary annual incentive cash bonuses and/or stock option awards which are no longer available. The Agreements provide for a severance benefit over a prescribed term in the event an executive is terminated, if their duties are materially changed, or in connection with a Change-In-Control. The Agreements also provide that no severance benefit is due in the event of a voluntary termination or a termination of employment for Cause. Cause includes fraud, dishonesty, embezzlement, willful failure of the executive officer to follow directions of the Board, or any willful misconduct, criminal conviction, unexcused absence or similar conduct or activities. Mr. Pitsiokos would also have use of a Company car until the third anniversary following termination. The executives' employment term is extended at the end of each day, to automatically add an additional day, so that the remaining three-year employment term is always outstanding. The Employment Agreements may be terminated in the event of death or disability. An executive officer may terminate the Agreement at any time upon one years' prior written notice, or upon ten days prior notice if for Good Reason. Good Reason includes a material change in an executive's duties, relocation of the corporate headquarters outside 25 miles of its current location, and breach of any material term of the Agreement. The executive officer may also terminate employment upon 30 days written notice within three months following a Change-In-Control. Change-In-Control means the occurrence of any one of the following events: a change in the composition of the Board of Directors of the Company from its composition on the date the Agreement was executed such that more than one-third of the directors have changed; the sale or transfer of shares of the Company such that there is a change in the beneficial ownership by more than 30% of the voting shares of the Company; the sale of a substantial portion of the Company's assets; or the Board of Directors' approval of a liquidation or dissolution of the Company. In the event of a termination without Cause, for Good Reason, or upon a Change-In-Control, a three-year severance benefit is paid in a single lump sum payment. The Employment Agreements also provide for the following additional severance benefits:

     o The executive, spouse and dependents receive medical, hospitalization, dental and life insurance coverage in effect on the date of termination for 3 years under Company plans. If Company plans may not be continued, the Company must arrange to provide the parties with an economic equivalent of the benefits they would otherwise have been entitled to, provided further that such benefits terminate on the date or dates an executive become "eligible" to receive equivalent coverage.

     o    Any unreimbursed business expenses.

     o For one year, the Company shall provide the cost of office space and pay the salary of an administrative assistant, consistent with the office and administrative assistant provided prior to termination.

     o Any other rights, compensation and/or benefits under any other agreements, plans, etc.

     o Any accrued unpaid bonuses including a prorated amount which would be considered to have been earned if the executive had remained employed through the then current fiscal year.

Providing severance and Change in Control benefits for the executives is primarily designed to retain key management personnel. As a result of the enactment of Section 409A, the Company will look to modify the Employment Agreements so that they are in compliance with that statute.

Pension Plan

The Company maintains the Gyrodyne Company of America, Inc. Pension Plan, which is a traditional defined benefit pension plan. The Pension Plan is believed to provide a reasonable benefit for the executives and all other employees. The Plan is adequately funded and is believed to provide a reasonable retirement benefit for the executive group. The Company does not maintain any nonqualified deferred compensation programs (other than the Incentive Plan) or any qualified Profit Sharing or Section 401(k) Plans intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code.

Perquisites and Other Compensation

During the fiscal year ended December 31, 2006, Mr. Pitsiokos received use of a company car. Both executives received company health insurance and other benefits. No significant perks are otherwise provided to the executives. The Company does not currently provide any short-term or long-term disability benefits. The Committee intends to maintain the existing executive benefits and perks. However, the Committee may, in its discretion, revise, amend or increase any executive perks as it deems appropriate.

Equity Ownership Guidelines

The Company does not currently maintain any equity ownership guidelines for the executive officers or directors. However, the executive officers and directors as a group hold shares constituting 11.60% of the Company's outstanding shares.

(b) Executive Compensation

During the eight months ended December 31, 2006 and fiscal years ended April 30, 2006, April 30, 2005, and April 30, 2004, two directors or officers received remuneration in excess of $100,000 in such capacity. The following table sets forth the total compensation paid or accrued by the Company for services rendered during the aforementioned periods to each of the Company's Chief Executive Officer and Chief Operating Officer:

                                                     SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Change in
                                                                                                Pension
                                                                                               Value and
                                                                                Non-equity    Nonqualified
                                                                                 Incentive      Deferred
                                                             Stock    Option       Plan       Compensation   All Other
  Name and Principal               Salary        Bonus       Awards   Awards   Compensation     Earnings   Compensation     Total
       Position         Year         ($)          ($)         ($)      ($)          ($)            ($)          ($)          ($)
-----------------------------------------------------------------------------------------------------------------------------------
         (a)             (b)         (c)          (d)         (e)      (f)          (g)            (h)          (i)          (j)
-----------------------------------------------------------------------------------------------------------------------------------
Stephen V. Maroney     2006(A)     148,077           0         0             0            0        74,327          0        222,404
------------------------------------------------------------------------------------------------------------------------------------
President and CEO        2006      213,207      11,000         0             0            0        41,442     41,685 (B)    307,334
------------------------------------------------------------------------------------------------------------------------------------
                         2005      209,500           0         0             0            0        66,938     29,688 (B)    306,126
------------------------------------------------------------------------------------------------------------------------------------
                         2004      209,500           0         0    295,225(C)            0        84,800     49,628 (B)    639,153
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Peter Pitsiokos        2006(A)     108,224           0         0             0            0        48,322        484 (D)    157,030
------------------------------------------------------------------------------------------------------------------------------------
COO and Secretary        2006      155,370       8,290         0             0            0        12,565        484 (D)    176,709
------------------------------------------------------------------------------------------------------------------------------------
                         2005      152,500      10,000         0             0            0        47,632        484 (D)    210,616
------------------------------------------------------------------------------------------------------------------------------------
                         2004      152,500           0         0    227,745(C)            0        80,798     70,672 (E)    531,715
------------------------------------------------------------------------------------------------------------------------------------

(A) Eight months ended December 31, 2006.

(B) In the fiscal years ended April 30, 2006 and April 30, 2005, Mr. Maroney exercised 1,375 director options and received an equal number of shares with a value of $41,685 and $29,688, respectively. In the fiscal year ended April 30, 2004, Mr. Maroney exercised 4,125 director options and received an equal number of shares with a value of $49,628. The Registrant has concluded that aggregate amounts of perquisites and other personal benefits, securities or property to any of the current executives are less than $10,000 and that the information set forth in tabular form above is not rendered materially misleading by virtue of the omission of such personal benefits.

(C) Represents intrinsic value of 17,500 and 13,500 stock options at $16.87 per share for Messrs. Maroney and Pitsiokos, respectively.

(D) Annual life insurance premium paid by the Company in the amount of $484. The Registrant has concluded that aggregate amounts of perquisites and other personal benefits, securities or property to any of the current executives are less than $10,000 and that the information set forth in tabular form above is not rendered materially misleading by virtue of the omission of such personal benefits.

(E) In the fiscal year ended April 30, 2004, Mr. Pitsiokos exercised 6,600 options with SAR's and received 2,922 shares with a value of $70,188. Amount shown in table also includes annual life insurance premium paid by the Company in the amount of $484. The Registrant has concluded that aggregate amounts of perquisites and other personal benefits, securities or property to any of the current executives are less than $10,000 and that the information set forth in tabular form above is not rendered materially misleading by virtue of the omission of such personal benefits.

The Company's Stock Incentive Plan expired in 2003. Accordingly, there were no Option/SAR Grants issued to any directors or officers during the eight months ended December 31, 2006.

                   OUTSTANDING EQUITY AWARDS AT 2006 YEAR-END

The following table sets forth information regarding each unexercised option held by each of our named executive officers as of December 31, 2006:

-------------------------------------------------------------------------------
                          Number of       Number of        Option      Option
                          securities     securities       exercise   expiration
                          underlying     underlying        price        date
                         unexercised     unexercised        ($)
                         options (#)     options (#)
Name                     exercisable    unexercisable
-------------------------------------------------------------------------------
Stephen V. Maroney          13,750            -            16.162     04/09/07
-------------------------------------------------------------------------------
                             3,300            -            15.938     08/12/07
-------------------------------------------------------------------------------
                            17,055            -            15.680     10/29/07
-------------------------------------------------------------------------------
                            17,500            -            16.870     05/13/08
-------------------------------------------------------------------------------

                                OPTION EXERCISES

The following table sets forth information regarding options exercised by our named executive officers for the twelve months ended April 30, 2006.

       ---------------------------------------------------------------------
                                     Number of          Value Realized on
                                Shares Acquired by          Exercise
                                     Exercise                  ($)
       Name                             (#)
       ---------------------------------------------------------------------
       Stephen V. Maroney              12,925                385,586
       ---------------------------------------------------------------------

There were no options exercised by our named executive officers during the eight months ended December 31, 2006.

The following table sets forth information regarding pension benefits held by each of our named executive officers as of December 31, 2006:

                                              PENSION BENEFITS

-----------------------------------------------------------------------------------------------------------
       Name                        Plan Name              Number of Years    Present Value      Payments
                                                          Credited Service   of Accumulated    During Last
                                                                (#)             Benefit            FY
                                                                                ($)(A)             ($)
-----------------------------------------------------------------------------------------------------------
       (a)                            (b)                       (c)               (d)              (e)
-----------------------------------------------------------------------------------------------------------
Stephen V. Maroney     Gyrodyne Company of America, Inc.         7              346,539             0
                                 Pension Plan
-----------------------------------------------------------------------------------------------------------
Peter Pitsiokos        Gyrodyne Company of America, Inc.        13              266,348             0
                                 Pension Plan
-----------------------------------------------------------------------------------------------------------

The following table sets forth information regarding pension benefits held by each of our named executive officers as of April 30, 2006:

                                              PENSION BENEFITS

-----------------------------------------------------------------------------------------------------------
       Name                        Plan Name              Number of Years    Present Value      Payments
                                                          Credited Service   of Accumulated    During Last
                                                                (#)             Benefit            FY
                                                                                ($)(A)             ($)
-----------------------------------------------------------------------------------------------------------
       (a)                            (b)                       (c)               (d)              (e)
-----------------------------------------------------------------------------------------------------------
Stephen V. Maroney     Gyrodyne Company of America, Inc.         6              272,212             0
                                Pension Plan
-----------------------------------------------------------------------------------------------------------
Peter Pitsiokos        Gyrodyne Company of America, Inc.        12              218,026             0
                                Pension Plan
-----------------------------------------------------------------------------------------------------------

(A) The amounts presented in this column reflect the present value of each named executive officer's accumulated benefits under the Pension Plan. See pages F-16 to F-18 of our Annual Report on Form 10-K for the eight months ended December 31, 2006 for a description of the valuation method and material assumptions applied in quantifying the actuarial present value of the accrued benefits under the Pension Plan.

Nonqualified Deferred Compensation Benefits

The executive officers are not entitled to any deferred compensation benefits.

Potential Payments Upon Termination or Change in Control

     Potential Payments Upon Termination. Based upon existing conditions as of December 2006, the following table summarizes the estimated payments and benefits payable to each of the executive officers upon a termination of employment by the Company without Cause or by the officer for Good Reason (which includes a material change in the officer's duties, the relocation of the Company's office outside a 25 mile radius of its current office and the Company's breach of any material term of such officer's employment agreement with the Company), assuming the termination occurred on December 31, 2006:

                                          Stephen Maroney      Peter Pitsiokos
                                          ---------------      ---------------

Severance payment                               $ 660,000           $ 482,370
Health insurance                                   52,623              81,594
Life insurance                                      1,494               2,946
Auto/travel allowance                               3,180              61,541
Office space & admin. assistant                    55,500              55,500
                                         -------------------------------------

Total                                            $772,797            $683,951
                                         =====================================

     Potential Payments Upon a Change in Control. Based upon existing conditions as of December 2006, the following table summarizes the estimated payments and benefits payable to each of the executive officers upon a change in control assuming the change in control occurred on December 31, 2006:

                                          Stephen Maroney      Peter Pitsiokos
                                          ---------------      ---------------

Severance payment                               $ 660,000           $ 482,370
Incentive compensation plan                       948,514             692,159
Health insurance                                   52,623              81,594
Life insurance                                      1,494               2,946
Auto/travel allowance                               3,180              61,541
Office space & admin. assistant                    55,500              55,500
                                         -------------------------------------

Total                                          $1,721,311          $1,376,110
                                         =====================================

(c) Compensation of Directors

Each Director is entitled to receive a fee of $12,000 a year, $1,000 per Board meeting attended and $500 for each Committee meeting attended and is reimbursed for travel and Company business related expenses. In addition, the Chairman of the Board is entitled to receive a Chairman's fee of $24,000 a year which commenced in September, 2004. The Company continued its policy which states that directors who are also employees of the Company do not receive any additional compensation for their services as directors.

The following table shows the compensation earned by each of our non-officer directors for the eight months ended December 31, 2006:

---------------------------------------------------------------------------------------------------------------------------------
               Name          Fees Earned     Stock        Option      Non-Equity       Change in      All Other        Total
                             or Paid in      Awards       Awards       Incentive        Pension      Compensation       ($)
                                Cash          ($)          ($)           Plan          Value and         ($)
                                 ($)                                 Compensation    Nonqualified
                                                                          ($)          Deferred
                                                                                     Compensation
                                                                                       Earnings

               (a)               (b)          (c)          (d)            (e)             (f)            (g)            (h)
---------------------------------------------------------------------------------------------------------------------------------
A     Paul L. Lamb             32,000          0            0              0               0              0           32,000
---------------------------------------------------------------------------------------------------------------------------------
B     Robert H. Beyer          17,500          0            0              0               0              0           17,500
---------------------------------------------------------------------------------------------------------------------------------
C     Philip F. Palmedo        16,500          0            0              0               0              0           16,500
---------------------------------------------------------------------------------------------------------------------------------
D     Elliot H. Levine         16,500          0            0              0               0              0           16,500
---------------------------------------------------------------------------------------------------------------------------------
E     Richard B. Smith         20,500          0            0              0               0              0           20,500
---------------------------------------------------------------------------------------------------------------------------------
F     Ronald J. Macklin        20,000          0            0              0               0              0           20,000
---------------------------------------------------------------------------------------------------------------------------------
G     Nader G.M. Salour         7,000          0            0              0               0              0            7,000
---------------------------------------------------------------------------------------------------------------------------------

The following table shows the compensation earned by each of our non-officer directors for the twelve months ended April 30, 2006:

---------------------------------------------------------------------------------------------------------------------------------
               Name          Fees Earned     Stock        Option      Non-Equity       Change in      All Other        Total
                             or Paid in      Awards       Awards       Incentive        Pension      Compensation       ($)
                                Cash          ($)          ($)           Plan          Value and         ($)
                                 ($)                                 Compensation    Nonqualified
                                                                          ($)          Deferred
                                                                                     Compensation
                                                                                       Earnings

               (a)               (b)          (c)          (d)            (e)             (f)            (g)            (h)
---------------------------------------------------------------------------------------------------------------------------------
A     Paul L. Lamb             48,500          0            0              0               0           41,685(A)      90,185
---------------------------------------------------------------------------------------------------------------------------------
B     Robert H. Beyer          24,500          0            0              0               0           41,685(A)      66,185
---------------------------------------------------------------------------------------------------------------------------------
C     Philip F. Palmedo        25,000          0            0              0               0           41,685(A)      66,685
---------------------------------------------------------------------------------------------------------------------------------
D     Elliot H. Levine         27,500          0            0              0               0               0          27,500
---------------------------------------------------------------------------------------------------------------------------------
E     Richard B. Smith         25,500          0            0              0               0               0          25,500
---------------------------------------------------------------------------------------------------------------------------------
F     Ronald J. Macklin        28,000          0            0              0               0               0          28,000
---------------------------------------------------------------------------------------------------------------------------------
G     Nader G.M. Salour           0            0            0              0               0               0             0
---------------------------------------------------------------------------------------------------------------------------------

(A) In the twelve-month period ended April 30, 2006, the above named directors exercised 1,375 director options with a value of $41,685.

The Company adopted a non-qualified stock option plan for all non-employee directors of the Company in October 1996. The plan expired in September 2000. Each non-employee director was granted an initial 2,500 options on the date of adoption of the plan. These options were exercisable in three equal annual installments commencing on the first anniversary date subsequent to the grant. Additionally, each non-employee director was granted 1,250 options on each January 1, 1997 through 2000, respectively. These additional options were exercisable in full on the first anniversary date subsequent to the date of each grant. The options due to expire in January 2007 were all exercised.

The Company established an incentive compensation plan in 1999 for all full-time employees and members of the Board. See, "Executive Compensation--Incentive Compensation Upon a Change-In-Control." Non-employee directors as a group are currently entitled to 52.5% of any distribution under the incentive compensation plan, with the balance being distributable to executive officers (32%), other eligible employees (11.5%) and the Chairman of the Board (4%).

(d) Compensation Committee Interlocks and Insider Participation

The Committee's members are currently Mr. Macklin (Chairman), Mr. Palmedo and Mr. Salour. No member of the Committee is or was formerly an officer or employee of the Company or any of its subsidiaries. No member of the Committee had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K.

(e) Compensation Committee Report

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee
Ronald J. Macklin, Chairman
Philip F. Palmedo
Nader G.M. Salour

The forgoing report of the Compensation Committee shall not be deemed to be filed with the SEC or to be incorporated by reference into any of the Company's previous or future filings with the SEC, except as otherwise explicitly specified by the Company in any such filing.

Performance Graph

     The following graph compares total shareholder returns from April 30, 2001 through December 31, 2006 to the Standard & Poor's 500 Index ("S&P 500") and to the Dow Jones U.S. Real Estate Index Fund ("DJ Real Estate Index"). The graph assumes that the value of the investment in the Company's Common Stock and in the S&P 500 and DJ Real Estate Index indices was $100 at April 30, 2001 and that all dividends were reinvested. The price of the Company's Common Stock on April 30, 2001 (on which the graph is based) was $16.70. The shareholder return shown on the following graph is not necessarily indicative of future performance.

                 Comparison of Five Year Cumulative Total Return
                          Year Ended December 31, 2006


                                [GRAPHIC OMITTED]

                                                  Period Ending
                        ------------------------------------------------------------------
Index                   4/30/01  4/30/02   4/30/03   4/30/04   4/30/05   4/30/06  12/31/06
-----                   -------  -------   -------   -------   -------   -------  --------
Gyrodyne                100.00    104.45    103.84    166.51    251.12    292.10   382.07
S&P 500                 100.00     86.19     73.39     88.62     92.59    104.89   113.51
DJ Real Estate Index    100.00    110.75    103.17    120.62    153.90    183.97   217.12


                    TRANSACTIONS WITH CERTAIN RELATED PERSONS

     There were no transactions in effect since May 1, 2006 (the beginning of the Company's last fiscal year) or currently proposed in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

     The Company has a policy regarding related party transactions that is set forth in the Company's Code of Business Conduct and Ethics ("Code of Ethics"). The Code of Ethics provides that when a conflict of interest arises, an officer, director or employee has a duty to place the Company's interests ahead of his or her own personal interests. The Code of Ethics states that it is essential that in those instances where a Company decision or practice may appear to have been made to advance a personal interest, that the decision be made or approved by the independent and "disinterested" officers or directors of the Company. In those instances where an employee faces a potential conflict of interest, the employee is required to report the potential conflict of interest to the compliance officer for his or her review. Any action or transaction in which the personal interests of an officer or a director of the Company may be in conflict with those of the Company must be promptly reported to the chairperson of the Audit Committee of the Board of Directors (the "Committee"). The Committee has the authority to determine in advance whether any such action or transaction constitutes a conflict of interest in violation of the Code of Ethics.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires that the Company's directors, executive officers and any person holding more than ten percent of the Company's Common Stock file with the SEC reports of ownership and changes in ownership, and that such individuals furnish the Company with copies of the reports.

     Based solely on our review of the copies of such forms received by us with respect to the eight month transition period ended December 31, 2006, and any written representations from reporting persons that no Forms 5 were required, the Company believes that none of the Company's executive officers, directors or ten-percent holders failed to file on a timely basis reports required by section 16(a) of the Exchange Act during the Transition period, except that Nader G.M. Salour filed a Form 3 nine days after the deadline for filing such Form.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                  (Proposal 2)

     The Board of Directors, upon the recommendation of the Audit Committee, which is comprised entirely of independent directors, has appointed the accounting firm of Holtz Rubenstein Reminick LLP ("Holtz Rubenstein") as independent public accountants of the Company and its subsidiaries for the current fiscal year. The appointment of Holtz Rubenstein has been ratified by the shareholders every year since 1990. The Board is requesting ratification of Holtz Rubenstein as independent public accountants. This firm has no financial interest in the Company or any connection with the Company other than as auditors and independent public accountants. The report of Holtz Rubenstein with respect to the Company's financial statements appears in the Company's annual report for the eight months ended December 31, 2006.

     In the event the proposal is defeated, the adverse vote will be considered a direction to the Board to select other independent public accountants for the next fiscal year. However, because of the expense and difficulty of making any substitution of independent public accountants after the beginning of a fiscal period, it is contemplated that the appointment for Fiscal Year 2007 will be permitted to stand unless the Board finds other reasons for making the change.

     Audit and Other Fees.
     ---------------------

The following is a summary of the fees billed to the Company by Holtz Rubenstein, its independent auditors, for professional services rendered for the eight months ended December 31, 2006 and the fiscal years ended April 30, 2006 and 2005:

--------------------------------------------------------------------------------
                            Eight Months Ended
                                December 31,       Fiscal Years Ended April 30,
--------------------------------------------------------------------------------
       Fee Category                2006               2006               2005
--------------------------------------------------------------------------------
Audit Fees (1)                     $69,000           $51,600            $43,100
--------------------------------------------------------------------------------
Audit-Related Fees (2)               9,217             3,500             17,444
--------------------------------------------------------------------------------
Tax Fees (3)                        25,346            29,000             22,900
--------------------------------------------------------------------------------
All Other Fees (4)                       -                 -                  -
--------------------------------------------------------------------------------
Total Fees                        $103,563           $84,100            $83,444
--------------------------------------------------------------------------------

(1) Audit Fees consist of aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and review of the interim financial statements included in quarterly reports for services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the eight months ended December 31, 2006 and the fiscal years ended April 30, 2006 and 2005, respectively.

(2) Audit-Related Fees consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit Fees."

(3) Tax Fees consist of aggregate fees billed for professional services rendered by the Company's principal accountant for tax compliance, tax advice and tax planning. The amounts disclosed consist of fees paid for the preparation of federal and state income tax returns.

(4) All Other Fees consist of aggregate fees billed for products and services provided by Holtz Rubenstein, the Company's principal accountants, other than those disclosed above.

     None of the services performed by Holtz Rubenstein for the Company were performed by non full time Holtz Rubenstein employees.

     Our Audit Committee has determined not to adopt any blanket pre-approval policies or procedures. Instead, the Committee will review each service on a case-by-case basis before approving the engagement of Holtz Rubenstein for audit or permissible non-audit services.

     The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent auditors. All of the fees shown above were pre-approved by the Audit Committee.

     A representative of Holtz Rubenstein is expected to be present at the Annual Meeting, will be given an opportunity to make a statement if he or she desires to do so and is expected to be available at a designated time during the Annual Meeting to respond to appropriate questions.

            --------------------------------------------------------

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS
         VOTE "FOR" THE RATIFICATION OF APPOINTMENT OF HOLTZ RUBENSTEIN
      REMINICK LLP AS INDEPENDENT AUDITORS. THIS IS IDENTIFIED AS ITEM 2 ON
                            THE ENCLOSED PROXY CARD.

            --------------------------------------------------------

                              FINANCIAL STATEMENTS

     Accompanying this Proxy Statement is the Annual Report on Form 10-K and the amendment thereto on Form 10-K/A for the eight month transition period ended December 31, 2006, which includes audited balance sheets, for the transition period and the two most recent fiscal years, and statements of operations and cash flows for the eight month transition period ended December 31, 2006 and each of the three most recent fiscal years.

                           2007 SHAREHOLDER PROPOSALS

     If a shareholder wishes to have a particular proposal considered by the Board for inclusion in the Company's Proxy Statement for an Annual Meeting of Shareholders, the shareholder must satisfy the requirements set by the SEC in its proxy rules. The particular proxy rule, Rule 14a-8, requires that shareholders submit their proposals in writing to the Company at least 120 days before the anniversary date of the proxy statement mailing date for the prior year's annual meeting. Thus, shareholders who wish to submit their proposals for inclusion in the Company's proxy statement for next year's annual meeting must deliver such proposals to the Corporate Secretary on or before June 28, 2008. The notice must clearly identify the proposal, contain a brief supporting statement and all required information about the proposing shareholder, and otherwise satisfy the SEC's rule. Proposals should be addressed to the Secretary of the Company, Gyrodyne Company of America, Inc., 1 Flowerfield, Suite 24, Saint James, New York 11780.

     In order for a shareholder nomination or proposal to be raised from the floor during the 2007 Annual Meeting of Shareholders, the Company's by-laws require that written notice thereof must be received by the Company not less than 120 days nor more than 150 days before the anniversary date of the prior year's annual meeting (there are special rules if the current year's meeting date is held more than 30 days before, or more than 60 days after, the anniversary of the prior year's meeting date, or if the number of directors is changed). For the 2008 Annual Meeting of Shareholders, the written notice must be given not later than August 7, 2008 and no earlier than July 8, 2008. The shareholder's written notice must contain (i) all information relating to any nominees proposed by the shareholder that is required to be disclosed in solicitations of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934 and Rule 14a-11 thereunder, (ii) a brief description of any proposals sought to be presented for a vote at the Meeting, (iii) the shareholder's name and record address and (iv) the class and number of shares of Company Common Stock that is beneficially owned. Shareholders proposing nominees for election to the Board of Directors must have continuously held at least $2,000 in market value, or 1%, of the Company's outstanding Common Stock entitled to vote for at least one year by such date of giving of notice or be entitled to cast votes with respect to at least 5% of the outstanding Common Stock. Nominations and proposals should be submitted in writing to the Secretary of the Company, Gyrodyne Company of America, Inc., 1 Flowerfield, Suite 24, Saint James, New York 11780, who will submit them to the Board for its consideration.


                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 Peter Pitsiokos
                                 Corporate Secretary

                                                                      APPENDIX A

                             PARTICIPANT INFORMATION

Gyrodyne Company of America, Inc. (the "Company"), its directors and certain of its officers and employees are "participants" in a solicitation of proxies in connection with the Company's upcoming 2007 annual meeting of stockholders. Each of the directors of the Company and each of the officers and employees of the Company who are "participants" in the solicitation are listed below, together with the number of equity securities of the Company beneficially owned by each of these persons as of October 24, 2007. Except as set forth below, none of the persons listed below owns any equity securities of the Company of record that such person does not own beneficially.

                    DIRECTORS, OFFICERS AND CERTAIN EMPLOYEES

          Name, Positions with the                 Amount and Nature of
            Company and Address                    Beneficial Ownership (1)
            -------------------                    --------------------

Stephen V. Maroney, President, CEO,                     81,087 (2)
Treasurer and Director
c/o Gyrodyne Company of America, Inc.
1 Flowerfield, Suite 24
St. James, NY 11780

Paul L. Lamb, Chairman of the Board of Directors        24,364 (3)
c/o Lamb & Barnosky, LLP
534 Broadhollow Road
Melville, NY 11747

Peter Pitsiokos, Chief Operating Officer, Chief         16,175 (4)
Compliance Officer and Secretary
c/o Gyrodyne Company of America, Inc.
1 Flowerfield, Suite 24
St. James, NY 11780

Robert H. Beyer, Director                               13,802 (5)
10505 Indigo Lane
Fairfax, Virginia 22032

Philip F. Palmedo, Director                               12,749
4 Piper Lane
St. James, NY 11780

Richard B. Smith, Director                                1,000
111 Boney Lane
Nissequogue, NY 11780

Nader G.M. Salour                                          400
c/o Cypress Realty of Florida, LLC
1200 University Boulevard
Suite 210
Jupiter, FL 33458

Ronald J. Macklin, Director                                200
c/o Keyspan Corporate Services
175 E. Old Country Road
Hicksville, NY 11801

Elliot H. Levine,                                           0
Director
c/o Levine & Seltzer, LLP
150 East 52nd Street
New York, NY 10022
                                                          60,580
Gyrodyne Company of America, Inc.
Pension Plan
1 Flowerfield, Suite 24
St. James, NY 11780


(1)  For a definition of "beneficial ownership" see "Principal Shareholders."

(2) On March 29, 2007, Stephen V. Maroney filed a Schedule 13D with the Securities and Exchange Commission stating that he and his spouse jointly and beneficially own and have shared power to vote and to dispose of 81,087 shares of Gyrodyne stock. Mr. Maroney has pledged 20,000 shares of Common Stock as security.

(3) Includes 14,747 shares held by Lamb & Barnosky, LLP Profit Sharing Trust and 500 shares held by the Paul L. Lamb, P.C. Defined Benefit Plan. Mr. Lamb is a Trustee of the Profit Sharing Trust and the Defined Benefit Plan.

(4) Does not include his wife's and minor children's ownership of 1,089 shares in which he denies any beneficial interest. Mr. Pitsiokos has pledged 3,000 shares of Common Stock as security.

(5) Does not include his wife's ownership of 1,301 shares in which he denies any beneficial interest.

 INFORMATION REGARDING TRANSACTIONS IN THE COMPANY'S SECURITIES BY PARTICIPANTS

The following table sets forth information regarding purchases and sales during the past two years of shares of the Company's common stock by its directors, director nominees, officers and employees who, under the rules of the Securities and Exchange Commission, are "participants" in the Company's solicitation of proxies in connection with the Annual Meeting. Except as set forth below or as otherwise disclosed in this Proxy Statement, none of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. To the extent that any part of the purchase price or market value of any of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities, the amount of the indebtedness as of the latest practicable date is set forth below. If those funds were borrowed or obtained otherwise than pursuant to a margin account or bank loan in the regular course of business of a bank, broker or dealer, a description of the transaction and the parties is set forth below.

--------------------------------------------------------------------------------
                                     Shares of Common Stock Purchased or Sold
                                              (10/24/05 - 10/24/07)
--------------------------------------------------------------------------------
         Name                   Date         # of Shares   Transaction Footnote
--------------------------------------------------------------------------------
Stephen V. Maroney             1/1/06            1,375              1
--------------------------------------------------------------------------------
                              3/20/07           39,798              1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Peter Pitsiokos               10/31/06           6,000              2
--------------------------------------------------------------------------------
                              12/29/06           3,400              2
--------------------------------------------------------------------------------
                              3/27/07            4,925              2
--------------------------------------------------------------------------------
                              3/28/07            5,000              2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Paul L. Lamb                   1/1/06            1,375              1
--------------------------------------------------------------------------------
                               4/4/06              300              3
--------------------------------------------------------------------------------
                              9/22/06              200              3
--------------------------------------------------------------------------------
                               1/1/07            1,375              1
--------------------------------------------------------------------------------
                              9/21/07            1,000              3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Philip F. Palmedo              1/1/06            1,375              1
--------------------------------------------------------------------------------
                               1/1/07            1,375              1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Robert H. Beyer                1/1/06              952              1
--------------------------------------------------------------------------------
                              8/18/06              200              2
--------------------------------------------------------------------------------
                               1/1/07              966              1
--------------------------------------------------------------------------------
                              1/26/07              300              2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Nader G.M. Salour              9/6/07              150              3
--------------------------------------------------------------------------------
                               9/7/07              250              3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pension Plan                  3/21/06              350              2
--------------------------------------------------------------------------------
                              3/23/06              350              2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              3/24/06              300              2
--------------------------------------------------------------------------------
                              4/10/06              300              2
--------------------------------------------------------------------------------
                              4/12/06              300              2
--------------------------------------------------------------------------------
                              4/17/06              600              2
--------------------------------------------------------------------------------
                              4/19/06              300              2
--------------------------------------------------------------------------------
                              4/21/06              300              2
--------------------------------------------------------------------------------
                              4/24/06              300              2
--------------------------------------------------------------------------------
                              4/26/06              900              2
--------------------------------------------------------------------------------

(1). Shares purchased through the exercise of options.
(2). Open market sale.
(3). Open market purchase.


                MISCELLANEOUS INFORMATION CONCERNING PARTICIPANTS

Except as described in this Appendix A or otherwise disclosed in this Proxy Statement, to the best of the Company's knowledge, no associate of any person listed above under "Directors, Officers and Certain Employees" beneficially owns any shares of common stock or other securities of the Company. Furthermore, except as described in this Appendix A or otherwise disclosed in this Proxy Statement, to the best of the Company's knowledge, no person listed above under "Directors, Officers and Certain Employees" or any of his or her associates, is either a party to any transactions or series of similar transactions since the beginning of the Company's last fiscal year, or any currently proposed transaction or series of similar transactions, (i) in which the Company or any of its subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $120,000, or (iii) in which any such person or any of his or her associates had or will have, a direct or indirect material interest.

To the best of the Company's knowledge, except as described in this Appendix A or as otherwise disclosed in this Proxy Statement, no person listed above under "Directors, Officers and Certain Employees," or any of his associates has entered into any agreement or understanding with any person respecting any future employment by the Company or its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party. Except as described in this Appendix A or as otherwise disclosed in this Proxy Statement, to the best of the Company's knowledge, there are no contracts, arrangements or understandings by any of the persons listed above under "Directors, Officers and Certain Employees" within the past year with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except as described in this Appendix A or as otherwise disclosed in this Proxy Statement, to the best of the Company's knowledge, none of the persons listed above under "Directors, Officers and Certain Employees" owns beneficially any securities of any subsidiary of the Company.

Except as described in this Appendix A or as otherwise disclosed in this Proxy Statement, to the best of the Company's knowledge, no person listed above under "Directors, Officers and Certain Employees" has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

There are no material proceedings to which any person listed above under "Directors, Officers and Certain Employees" or any associate of any such person is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. There are no family relationships among the directors, director nominees and executive officers of the Company.

                        GYRODYNE COMPANY OF AMERICA, INC.

                ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 5, 2007

                                 Revocable Proxy

                 PROXY/AUTHORIZATION AND DIRECTION FOR EXECUTION
             OF PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby designates Stephen V. Maroney and Peter Pitsiokos, and each of them, their true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of GYRODYNE COMPANY OF AMERICA, INC. to be held at Flowerfield Celebrations, Mills Pond Road, St. James, New York 11780 on Wednesday, December 5, 2007 at 11:00 A.M., and any adjournment thereof, and revoking all proxies heretofore given, as designated hereon. The shares shall be voted in the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment thereof. This proxy shall remain in effect for a period of one year from its date.

     SIGN BELOW - Please sign exactly as your name appears hereon. If shares are registered in more than one name, all should sign but if one signs, it binds the others. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign partnership name by an authorized person.

Dated ___________________________       Signature____________________________


                                        Signature____________________________

THIS PROXY/AUTHORIZATION AND DIRECTION FOR EXECUTION OF PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE FOR A PROPOSAL, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Receipt of the Proxy Statement and Annual Report is hereby acknowledged.


           A vote FOR Item 1 is recommended by the Board of Directors.

1. To elect three directors to serve for a term of three years and until their successors shall be elected and shall qualify:

     Ronald J. Macklin      Term Expiring 2010      [ ]  FOR      [ ]  WITHHELD
     Stephen V. Maroney     Term Expiring 2010      [ ]  FOR      [ ]  WITHHELD
     Philip F. Palmedo      Term Expiring 2010      [ ]  FOR      [ ]  WITHHELD

           A vote FOR Item 2 is recommended by the Board of Directors.

2. To ratify the engagement of Holtz Rubenstein Reminick LLP as Certified Public Accountants for the current fiscal year.

                        [ ] FOR  [ ] AGAINST  [ ] ABSTAIN